UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 2)

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Phoenix Biotech Acquisition Corp.

2201 Broadway, Suite 705

Oakland, CA 94080

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CERO	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	CEROW	NASDAQ Capital Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Report”) amends the Form 8-K of CERo Therapeutics Holdings, Inc., a Delaware corporation (the “Company”), filed on February 15, 2024, as amended by the Form 8-K/A of the Company filed on February 27, 2024 (together, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Form 8-K/A is being filed in order to include the (i) consolidated financial statements of CERo Therapeutics, Inc., a Delaware corporation (“CERo”), for the years ended December 31, 2023 and 2022, (ii) unaudited pro forma condensed combined financial information of the Company for year ended December 31, 2023 and (iii) management’s discussion and analysis of financial condition and results of operations of CERo for the years ended December 31, 2023 and 2022.

This Form 8-K/A does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 8.01. Financial Statements and Exhibits

Reference is made to the disclosure under the heading “Introductory Note” of this Report, which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The consolidated financial statements of CERo for the years ended December 31, 2023 and 2022 are attached as Exhibit 99.1 and are incorporated herein by reference.

The management’s discussion and analysis of financial condition and results of operations of CERo for the years ended December 31, 2023 and 2022 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2023 is attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Consolidated financial statements of CERo for the years ended December 31, 2023 and 2022.
99.2	Unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2023.
99.3	Management’s discussion and analysis of financial condition and results of operations of CERo for the years ended December 31, 2023 and 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CERO THERAPEUTICS HOLDINGS, INC.

By:	/s/ Brian G. Atwood
Name:	Brian G. Atwood
Title:	Chief Executive Officer

Dated: April 2, 2024

3